SUMMARY PROSPECTUS

OCTOBER 1, 2013

PROSHARES LARGE CAP CORE PLUS

CSM LISTED ON NYSE ARCA

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus, dated October 1, 2013, and statement of additional information, dated October 1, 2013, and as each hereafter may be supplemented, are incorporated by reference into this summary prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/litcenter; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com.

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PROSHARES.COM	LARGE CAP CORE PLUS ::	3

Investment Objective

ProShares Large Cap Core Plus (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 130/30 Large Cap Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Other Expenses	0.34%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.09%
Fee Waiver/Reimbursement*	-0.64%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.45%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.45% through September 30, 2014. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$283	$539	$1,271

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 75% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in securities and derivatives that ProShare Advisors believes, in combination, should track the performance of the Index. The Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of certain of the 500 largest U.S. companies based on market capitalization (the “Universe”) by applying a rules-based ranking and weighting methodology. The Index intends to provide a representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the Index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date. In determining individual constituents and weightings consideration is given to 50 factors including fundamental data from financial statements, consensus earnings forecasts, market pricing and volume data. These 50 factors are grouped into ten equal-weighted factor composites in the following categories: 1) Traditional Value; 2) Relative Value; 3) Historical Growth; 4) Expected Growth; 5) Profit Trends; 6) Accelerating Sales; 7) Earnings Momentum; 8) Price Momentum; 9) Price Reversal; and 10) Small Size. The Index will have risk characteristics similar to the Universe and will generally rise and fall with the Universe, with the goal, but not the guarantee, of incremental risk adjusted out performance as compared to the Universe. As of June 30, 2013, the Index contained 262 long and 114 short positions. The Index is published under the Bloomberg ticker symbol “CS13030.” The long portion (i.e., +130) of the Index is published under the Bloomberg ticker symbol “CS130L” and the short portion (i.e., -30) of the Index is published separately under the Bloomberg ticker symbol “CS130S.”

For a further description of the Index, please see “Additional Information on Certain Underlying Indexes” in the back of the Fund’s Statutory Prospectus.

The types of securities and derivatives that the Fund will principally invest in are set forth below.

•	Equity Securities — The Fund invests in common stock issued by public companies.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in or taking short positions in the equity securities comprising the Index. These derivatives principally include:

¡

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on

4	:: LARGE CAP CORE PLUS	PROSHARES.COM

particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProShare Advisors employs a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of investments that make up the Index or in financial instruments that provide similar exposure. The Fund may invest in or gain exposure to only a representative sample of the securities in the Index or to securities or financial instruments not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security or instrument, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on June 30, 2013, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 26.98% of the market capitalization of the Index’s long exposure.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Statutory Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives, which may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

•

Long/Short Risk — The Fund seeks long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. As a result, developments regarding the performance of those securities and financial instruments in which the Fund invests could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund’s holdings precisely replicated the securities and weights of the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

•

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector to the same extent as the Index is so concentrated, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, soft drink and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.

PROSHARES.COM	LARGE CAP CORE PLUS ::	5

•

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

•

Index Performance Risk — There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•

Market Price Variance Risk — The Fund’s shares are listed for trading on the NYSE Arca and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the value of the Fund’s holdings should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by investors creating and redeeming shares directly with the Fund.

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in financial instruments with a single counterparty, if ProShare Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be. This risk may be particularly acute if the Index is comprised of a small number of securities.

•

Portfolio Turnover Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

•

Short Sale Exposure Risk — The Fund may seek inverse or “short” exposure through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or may be more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the back of the Fund’s Statutory Prospectus for additional details.

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Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31 each year

Best Quarter (ended 3/31/2012): 12.17%

Worst Quarter (ended 9/30/2011): -14.98%

The year-to-date return as of the most recent quarter,

which ended June 30, 2013, was 16.04%.

Average Annual Total Returns
As of December 31, 2012	One Year	Since Inception	Inception Date
Before Taxes	16.28%	16.20%	7/13/2009

After Taxes on Distributions	16.17%	16.08%	—

After Taxes on Distributions and Sale of Shares	10.72%	14.10%	—

Credit Suisse 130/30 Large Cap Index#	17.56%	17.48%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors.

Management

The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Charles Lowery, Portfolio Manager, have managed the Fund since October 2013.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

© 2013 ProShare Advisors LLC. All rights reserved.	CSM-OCT13